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                                                                       EXHIBIT 4





                       INCORPORATED UNDER THE LAWS OF THE

                                STATE OF GEORGIA


NUMBER                               [LOGO]                           SHARES


                      CITIZENS EFFINGHAM BANCSHARES, INC.

                                PAR VALUE $1.00


THIS CERTIFIES THAT _________________________________________ is the owner of
_________________________________________________ Shares of the Capital Stock of

                 transferable only on the Books of the Corporation by the holder hereof in person or by duly authorized Attorney, on surrender of this Certificate properly endorsed.

[SEAL] IN WITNESS WHEREOF the duly authorized officers of this Corporation have hereunto subscribed their names and caused the corporate Seal to be hereto affixed at______________________ this____________day of_________________A.D. 19_______________



                 ------------------------    --------------------------------
                       Secretary                        President


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                                  CERTIFICATE

                                      FOR

                                     SHARES

                                     OF THE

                                 CAPITAL STOCK

                               CITIZENS EFFINGHAM
                               BANCSHARES, INC.


                                   ISSUED TO

                                ---------------

                                     DATED

                                ---------------


     FOR VALUE RECEIVED,_______hereby sell, assign and transfer unto__________________________________________________________________
________________________________________________________________Shares
of the Capital Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint____________________________________
to transfer the said Stock on the books of the within named Corporation with full power of substitution in the premises.

     Dated___________________19__________

          In presence of

--------------------------------------  ------------------------------------



                    NOTICE. THE SIGNATURE OF THIS ASSIGNMENT
               MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE
             FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT
               ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.